UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 14, 2020

FOUNDATION BUILDING MATERIALS, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-38009	81-4259606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2520 Red Hill Avenue,	92705
Santa Ana,	(Zip Code)
California
(Address of Principal Executive Offices)

(714) 380-3127
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Tile of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	FBM	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote Security of Holders.

        On May 14, 2020, Foundation Building Materials, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). There were 43,201,056 shares of the Company’s common stock ("Common Stock") outstanding on March 26, 2020, the record date for the Annual Meeting. At the Annual Meeting, 41,773,568 shares of Common Stock were present in person or represented by proxy. At the Annual Meeting, our stockholders voted upon the matters set forth below, which are described in greater detail in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on March 31, 2020 (the “Proxy Statement”). The final voting results with respect to each of these matters is set forth below:

Proposal 1 — Election of Directors

        The Company’s stockholders elected the persons listed below as Class III directors for a three-year term expiring at the Company’s 2023 annual meeting of stockholders by the following votes:.

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
James F. Underhill	35,229,249	5,494,780	61,723	987,816
Fareed A. Khan	35,227,545	5,495,275	62,932	987,816
Matthew J. Espe	35,146,368	5,577,892	61,492	987,816

Proposal 2 — Non-Binding Advisory Vote to Approve the Compensation of the Company's Named Executive Officers

        The Company’s stockholders, in a non-binding, advisory vote, approved the compensation paid to the Company's named executive officers as disclosed in the Proxy Statement by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
40,248,988	498,673	38,091	987,816

Proposal 3 — Ratification of the Appointment of Deloitte & Touche LLP

        The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
41,660,338	56,669	56,561	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDATION BUILDING MATERIALS, INC.

Date: May 18, 2020	By:	/s / Richard J. Tilley
	Name:	Richard J. Tilley
	Title:	Vice President, General Counsel and Secretary